UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 17, 2004

THE DIXIE GROUP, INC.
(Exact name of Registrant as specified in its charter)

Tennessee (State or other jurisdiction of incorporation)	0-2585 (Commission File Number)	62-0183370 (I.R.S. Employer Identification No.)

345-B Nowlin Lane, Chattanooga, Tennessee (Address of principal executive offices)	37421 (zip code)

Registrant's telephone number, including area code (423) 510-7010
Item 7.	Financial Statements and Exhibits.
	(c)	Exhibits
		(99.1)	Press Release, dated February 17, 2004.
Item 12.	Results of Operations and Financial Conditions.
On February 17, 2004, The Dixie Group, Inc. issued a press release reporting results for the quarter and fiscal year ended December 27, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 17, 2004	THE DIXIE GROUP, INC.
By: /s/ GARY A. HARMON Gary A. Harmon Chief Financial Officer